                                                                    EXHIBIT 99.6

12/98                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
RECEIVABLES


Beginning of the Month Principal Receivables:            $  2,736,622,992.93
Beginning of the Month Finance Charge Receivables:       $    120,178,951.69
Beginning of the Month Discounted Receivables:           $              0.00
Beginning of the Month Total Receivables:                $  2,856,801,944.62


Removed Principal Receivables:                           $              0.00
Removed Finance Charge Receivables:                      $              0.00
Removed Total Receivables:                               $              0.00


Additional Principal Receivables:                        $     91,263,231.34
Additional Finance Charge Receivables:                   $      5,060,336.26
Additional Total Receivables:                            $     96,323,567.60


Discounted Receivables Generated this Period:            $              0.00


End of the Month Principal Receivables:                  $  2,916,469,244.68
End of the Month Finance Charge Receivables:             $    128,527,739.51
End of the Month Discounted Receivables:                 $              0.00
End of the Month Total Receivables:                      $  3,044,996,984.19


Special Funding Account Balance                          $              0.00
Aggregate Invested Amount (all Master Trust Series)      $  2,330,000,000.00
End of the Month Transferor Amount                       $    586,469,244.68
End of the Month Transferor Percentage                                 20.11%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                               RECEIVABLES


   30-59 Days Delinquent                                 $     63,781,837.88
   60-89 Days Delinquent                                 $     44,564,477.83
   90+ Days Delinquent                                   $     86,639,442.39


   Total 30+ Days Delinquent                             $    194,985,758.10
   Delinquent Percentage                                                6.40%

Defaulted Accounts During the Month                      $     13,640,013.34
Annualized Default Percentage                                           5.98%

Principal Collections                                         378,417,759.21
Principal Payment Rate                                                 13.83%

Total Payment Rate                                                     14.86%

12/98                                                                     Page 2


INVESTED AMOUNTS

   Class A Initial Invested Amount                       $    369,000,000.00
   Class B Initial Invested Amount                       $     38,250,000.00
   Class C Initial Invested Amount                       $     42,750,000.00

INITIAL INVESTED AMOUNT                                  $    450,000,000.00

   Class A Invested Amount                               $    369,000,000.00
   Class B Invested Amount                               $     38,250,000.00
   Class C Invested Amount                               $     42,750,000.00

INVESTED AMOUNT                                          $    450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         16.15%
PRINCIPAL ALLOCATION PERCENTAGE                                        16.15%

MONTHLY SERVICING FEE                                    $        750,000.00

INVESTOR DEFAULT AMOUNT                                  $      2,202,862.15


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            82.00%

   Class A Finance Charge Collections                    $      6,565,019.04
   Other Amounts                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                            $      6,565,019.04


   Class A Monthly Interest                              $      1,806,558.09
   Class A Servicing Fee                                 $        615,000.00
   Class A Investor Default Amount                       $      1,806,346.96

TOTAL CLASS A EXCESS SPREAD                              $      2,337,113.99


REQUIRED AMOUNT                                          $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.50%

   Class B Finance Charge Collections                    $        680,520.25
   Other Amounts                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                            $        680,520.25

   Class B Monthly Interest                              $        194,676.11
   Class B Servicing Fee                                 $         63,750.00

TOTAL CLASS B EXCESS SPREAD                              $        422,094.14
CLASS B INVESTOR DEFAULT AMOUNT                                   187,243.28
CLASS B REQUIRED AMOUNT                                           187,243.28

12/98                                                                     Page 3


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                      $      3,448,539.60


   Excess Spread Applied to Class A Required Amount      $              0.00

   Excess Spread Applied to Class A Investor
   Charge Offs                                           $              0.00

   Excess Spread Applied to Class B
   Required Amount                                       $        187,243.28

   Excess Spread Applied to Reductions of                $              0.00
   Class B Invested Amount

   Excess Spread Applied to Class C Required Amount      $        449,858.89

   Excess Spread Applied to Reductions of
   Class C Invested Amount                               $              0.00

   Excess Spread Applied to Monthly Cash                 $         93,750.00
   Collateral Fee

   Excess Spread Applied to Cash Collateral              $              0.00
   Account

   Excess Spread Applied to Spread Account               $              0.00

   Excess Spread Applied to Reserve Account              $              0.00

   Excess Spread Applied to other amounts owed           $              0.00
   Cash Collateral Depositor

   Excess Spread Applied to other amounts owed to
   Spread Account Residual Interest Holders              $              0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                              $      2,717,687.42


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                        $     14,186,721.33


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO           $              0.00
SERIES 1996-A

   Excess Finance Charge Collections Applied to
   Class A Required Amount                               $              0.00

   Excess Finance Charge Collections Applied to
   Class A Investor Charge Offs                          $              0.00

   Excess Finance Charge Collections Applied to
   Class B Required Amount                               $              0.00

12/98                                                                     Page 4

   Excess Finance Charge Collections Applied to
   Reductions of Class B Invested Amount                 $              0.00

   Excess Finance Charge Collections Applied to
   Class C Required Amount                               $              0.00

   Excess Finance Charge Collections Applied to
   Reductions of Class C Invested Amount                 $              0.00

   Excess Finance Charge Collections Applied to
   Monthly Cash Collateral Fee                           $              0.00

   Excess Finance Charge Collections Applied to
   other amounts owed Cash Collateral Depositor          $              0.00

   Excess Finance Charge Collections Applied to
   other amounts owed to Spread Account Residual Interest
   Holders                                               $              0.00


YIELD AND BASE RATE --

   Base Rate (Current Month)                                            7.79%
   Base Rate (Prior Month)                                              7.53%
   Base Rate (Two Months Ago)                                           7.66%

THREE MONTH AVERAGE BASE RATE                                           7.66%

   Portfolio Yield (Current Month)                                     15.48%
   Portfolio Yield (Prior Month)                                       13.64%
   Portfolio Yield (Two Months Ago)                                    18.23%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    15.78%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                              $     61,244,738.69

REALLOCATED PRINCIPAL COLLECTIONS

                  Allocable to Class C Interests         $              0.00

                  Allocable to Class B Certificates      $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $              0.00
SERIES


CLASS A SCHEDULED AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00


CLASS B SCHEDULED AMORTIZATION --

12/98                                                                     Page 5


   Controlled Accumulation Amount                        $              0.00
   Deficit Controlled Accumulation Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL      $     61,244,738.69
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $              0.00

CLASS B INVESTOR CHARGE OFFS                             $              0.00

CLASS C INVESTOR CHARGE OFFS                             $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                  $              0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                  $              0.00

CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                       $     13,500,000.00
   Available Cash Collateral Amount                      $     13,500,000.00


TOTAL DRAW AMOUNT                                        $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $              0.00


                                                First USA Bank, NA
                                                as Servicer


                                                By:  /s/TRACIE KLEIN
                                                    ----------------------------
                                                        Tracie H. Klein
                                                         Vice President